Exhibit 99.1

News Release

bioAffinity Technologies Announces Targeted Actions to Cut $4 Million in Costs and Drive CyPath® Lung Sales Growth

●	Proactive steps reinforce bioAffinity Technologies’ laser focus on accelerating CyPath® Lung sales growth in strategic national markets
●	Decreases labor and overhead costs, including 38% workforce reduction in non-CyPath® Lung personnel at Company’s subsidiary laboratory

SAN ANTONIO, Texas (March 6, 2025) – bioAffinity Technologies, Inc. (Nasdaq: BIAF; BIAFW), a biotechnology company focused on the need for noninvasive tests for the detection of early-stage lung cancer and other lung diseases, today announced targeted strategic actions to improve financial performance and accelerate the commercial growth of CyPath® Lung, the Company’s noninvasive test for early-stage lung cancer. The Company expects these measures to deliver approximately $4 million in annual cost savings at its subsidiary Precision Pathology Laboratory Services (PPLS), while increasing resources to expand CyPath® Lung sales in high-potential national markets.

“Following our acquisition of PPLS, we embarked on a deliberate and strategic review as part of our commitment to optimizing operations and accelerating CyPath® Lung sales. We believe our changes at PPLS support and enhance bioAffinity’s commercial strategy to fast-track market expansion and sales of CyPath® Lung while continuing to provide PPLS clients with exceptional anatomical pathology services as it has done for more than 25 years,” bioAffinity President and CEO Maria Zannes said. “We will continue to rely on the combined innovation and expertise of both bioAffinity and PPLS employees to achieve our planned 2025 milestones, including starting enrollment for the FDA pivotal trial for CyPath® Lung and development of additional noninvasive diagnostics, including tests for COPD and asthma.”

Specifically, bioAffinity Technologies expects to achieve the majority of the $4 million in cost savings on an annual run rate through:

●	Labor cost reductions, including an approximately 38% workforce reduction at PPLS;
●	Operational efficiency enhancements, such as reduced direct costs for purchased services and supplies; and,
●	A focus on high-margin services by discontinuing certain pathology services with suboptimal profit margins.

With year-over-year sales growth, CyPath® Lung remains the focal point of bioAffinity’s commercial strategy. “Although these actions are expected to result in a decrease in revenue, they are also expected to improve profitability at our PPLS subsidiary by focusing on CyPath® Lung and other high-value service lines,” bioAffinity Chief Financial Officer Michael Edwards said.

“Our strategic adjustments today enhance our readiness to serve the market for noninvasive lung cancer detection in both civilian and military healthcare systems, and we continue to see increasing sales as more and more physicians incorporate CyPath® Lung into their protocol for patients at high risk for lung cancer,” Maria Zannes, President and Chief Executive Officer, said. “With CyPath® Lung now available for purchase through the Federal Supply Schedule, we intend to launch a focused government marketing program next quarter to introduce the test to Veterans Administration and Department of Defense medical centers.”

About CyPath® Lung

CyPath® Lung uses proprietary advanced flow cytometry and artificial intelligence (AI) to identify cell populations in patient sputum that indicate malignancy. Automated data analysis helps determine if cancer is present or if the patient is cancer-free. CyPath® Lung incorporates a fluorescent porphyrin that is preferentially taken up by cancer and cancer-related cells. Clinical study results demonstrated that CyPath® Lung had 92% sensitivity, 87% specificity and 88% accuracy in detecting lung cancer in patients at high risk for the disease who had small lung nodules less than 20 millimeters. Diagnosing and treating early-stage lung cancer can improve outcomes and increase patient survival. For more information, visit www.cypathlung.com.

About bioAffinity Technologies, Inc.

bioAffinity Technologies, Inc. addresses the need for noninvasive diagnosis of early-stage cancer and other diseases of the lung and broad-spectrum cancer treatments. The Company’s first product, CyPath® Lung, is a noninvasive test that has shown high sensitivity, specificity and accuracy for the detection of early-stage lung cancer. CyPath® Lung is marketed as a Laboratory Developed Test (LDT) by Precision Pathology Laboratory Services, a subsidiary of bioAffinity Technologies. For more information, visit www.bioaffinitytech.com.

Forward-Looking Statements

Certain statements in this press release constitute “forward-looking statements” within the meaning of the federal securities laws. Words such as “may,” “might,” “will,” “should,” “believe,” “expect,” “anticipate,” “estimate,” “continue,” “predict,” “forecast,” “project,” “plan,” “intend” or similar expressions, or statements regarding intent, belief, or current expectations, are forward-looking statements. These forward-looking statements are based upon current estimates and assumptions and include statements regarding the measures to deliver approximately $4 million in cost savings at Precision Pathology Laboratory Services (PPLS), while increasing resources to expand CyPath® Lung sales in high-potential national markets; changes at PPLS supporting and enhancing bioAffinity’s commercial strategy to fast-track market expansion and sales of CyPath® Lung while continuing to provide PPLS clients with exceptional anatomical pathology services as it has done for more than 25 years; continuing to rely on the combined innovation and expertise of both bioAffinity and PPLS employees to achieve planned 2025 milestones, including starting enrollment for the FDA pivotal trial for CyPath® Lung and development of additional noninvasive diagnostics, including tests for COPD and asthma; achieving the $4 million in cost savings on an annual run rate through labor cost reductions, operational efficiency enhancements and focus on high margin services; the actions resulting in a decrease in revenue and improvement in profitability; the continued increase in sales; and launching a focused government marketing program next quarter to introduce the test to Veterans Administration and Department of Defense medical centers. These forward-looking statements are subject to various risks and uncertainties, many of which are difficult to predict, that could cause actual results to differ materially from current expectations and assumptions from those set forth or implied by any forward-looking statements. Important factors that could cause actual results to differ materially from current expectations include, among others, the targeted actions having the desired results, including a $4 million cost savings and improvement in profitability, the ability to increase market expansion; the ability to start enrollment for the FDA pivotal trial for CyPath® Lung and development of additional noninvasive diagnostics in 2025; and the other factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and its subsequent filings with the SEC, including subsequent periodic reports on Forms 10-Q and 8-K. Such forward-looking statements are based on facts and conditions as they exist at the time such statements are made and predictions as to future facts and conditions. While the Company believes these forward-looking statements are reasonable, readers of this press release are cautioned not to place undue reliance on any forward-looking statements. The information in this release is provided only as of the date of this release, and the Company does not undertake any obligation to update any forward-looking statement relating to matters discussed in this press release, except as may be required by applicable securities laws.

Contacts

bioAffinity Technologies

Julie Anne Overton

Director of Communications

jao@bioaffinitytech.com

Investor Relations

Dave Gentry

RedChip Companies Inc.

1-800-RED-CHIP (733-2447) or 407-491-4498

BIAF@redchip.com